Filed Pursuant to Rule 497(e)
                                                             1933 Act: 002-90810
                                                             1940 Act: 811-04010

                              (OCM GOLD FUND LOGO)

                              P R O S P E C T U S
                                 MARCH 30, 2007
                (As Supplemented and Restated December 3, 2007)


                              P R O S P E C T U S
                                 MARCH 30, 2007
                (As Supplemented and Restated December 3, 2007)

                              (OCM GOLD FUND LOGO)

         The OCM Gold Fund is the sole portfolio of the OCM Mutual Fund and is advised by Orrell Capital Management, Inc.

         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
       OCM Gold Fund invests and the services it offers to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                                 OCM Gold Fund
                               1536 Holmes Street
                          Livermore, California  94550
                                 (800) 628-9403

          The OCM Gold Fund is distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                           Page

Questions Every Investor Should Ask Before Investing in the OCM Gold Fund    1

Fees and Expenses                                                            4

Investment Objective, Strategies and Risks                                   5

Management of the Fund                                                       7

The Fund's Share Price                                                       7

Purchasing Shares                                                            9

Redeeming Shares                                                            11

Dividends, Distributions and Taxes                                          14

Financial Highlights                                                        15

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                         INVESTING IN THE OCM GOLD FUND

1. WHAT IS THE FUND'S GOAL?

   The OCM Gold Fund (the "Fund") seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in equity securities of domestic and foreign companies of any size engaged in all sectors of the gold mining industry.

2. WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

   The Fund mainly invests in common stocks. The Fund's investment adviser bases its decisions to purchase and sell securities on company-specific factors, not general economic conditions. Under normal market conditions, the Fund will invest primarily in:

   O Senior gold producers, intermediate gold producers and junior gold producers;

   O   Gold mining exploration and development companies; and

   O   Gold mining royalty companies.

   To a lesser extent, the Fund may also invest in producers of other precious metals.

3. WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

   Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. The principal risks include:

   O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

   O SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (namely, companies with a market capitalization of $4 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

   O PRECIOUS METALS PRODUCERS RISK: The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals may decline versus the dollar, which would adversely affect the market prices of the securities of gold and precious metals producers.

   O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

   O FOREIGN INVESTMENT RISKS: The following risks associated with investing in foreign common stocks are in addition to the risks associated with investing in U.S. common stocks.

   Currency Risk:  The U.S. dollar value of foreign securities traded in
   --------------
   foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

   Country Risk:  Political, social or economic events in a country may
   -------------
   adversely affect the Fund's investments in the country.

   Regulation Risk:  Investors in a foreign securities market may not be
   ----------------
   afforded the same protections as investors in U.S. securities markets.
   Also, it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

   Liquidity Risk:  Foreign securities markets tend to have less trading volume
   --------------
   and are more volatile than U.S. securities markets. Less trading volume makes it more difficult to sell foreign securities at quoted prices.

   Passive Foreign Investment Company Risk:  The Fund may invest in stocks of
   ----------------------------------------
   foreign companies that are classified under the Internal Revenue Code as passive foreign investment companies ("PFICs"). To the extent that the Fund invests in these securities, the Fund may be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any "excess distribution" received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year.
   This interest charge and ordinary income tax treatment may apply even if the Fund distributes such income as a taxable dividend to its shareholders. To the extent possible, the Fund will adopt tax strategies to avoid the interest charge and the ordinary income tax treatment. Such tax strategies may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. In addition, such tax strategies may require the Fund to liquidate other investments to meet its distribution requirement (including when it may not be advantageous for the Fund to liquidate such investments), which may accelerate the recognition of gain and affect the Fund's total return.

   o CONCENTRATION RISK: Because the Fund concentrates its investments in the gold mining industry, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

   Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4. HOW HAS THE FUND PERFORMED?

   The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the Standard & Poor's 500(R) Index ("S&P 500(R) Index") and the Philadelphia Stock Exchange Gold & Silver Index ("XAU Index"). Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         TOTAL RETURN PER CALENDAR YEAR

                    1997                            (37.50%)
                    1998                             (6.73%)
                    1999                             (2.47%)
                    2000                            (21.14%)
                    2001                             31.10%
                    2002                             93.25%
                    2003                             48.31%
                    2004                            (13.59%)
                    2005                             25.99%
                    2006                             36.64%

Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 39.67% (quarter ended March 31, 2002) and the lowest total return for a quarter was -30.76% (quarter ended December 31, 1997). The results shown in the bar chart above do not reflect a sales charge. If they did, the returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2006)         PAST YEAR     PAST 5 YEARS     PAST TEN YEARS
-----------------------------------------         ---------     ------------     --------------
OCM Gold Fund(1)<F1>
   Return before taxes                              30.51%         32.42%             9.12%
   Return after taxes on distributions(2)<F2>       28.71%         31.76%             8.85%
   Return after taxes on distributions
     and sale of Fund shares(2)<F2>                 22.07%         29.08%             8.05%
S&P 500(R) Index(3)<F3>(4)<F4>                      15.80%          6.20%             8.42%
XAU Index(3)<F3>(5)<F5>                             12.58%         22.89%             3.49%

(1)<F1>   These results reflect the maximum sales charge of 4.50%.
(2)<F2> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.
(3)<F3>   Reflects no deduction for fees, expenses and taxes.
(4)<F4> The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.
(5)<F5> The XAU Index is a capitalization-weighted index featuring twelve widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. You cannot invest directly in an index.

                               FEES AND EXPENSES

   The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)<F6>
   Maximum Sales Charge (Load) Imposed on
     Purchases (as a percentage of offering price)               4.50%
   Maximum Deferred Sales Charge (Load)                No Deferred Sales Charge
   Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends And Distributions                 No Sales Charge
   Redemption Fee (as a percentage
     of amount redeemed)(2)<F7>                                  1.50%
   Exchange Fee (as a percentage of amount exchanged)            None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                               0.90%
   Distribution and/or Service (12b-1) Fees                      0.85%(3)<F8>
   Other Expenses                                                0.32%
   Acquired Fund Fees and Expenses                               0.02%(4)<F9>
   Total Annual Fund Operating Expenses                          2.09%

(1)<F6> If you redeem shares by wire or request overnight delivery of your redemption check, a $15 fee will be deducted from your proceeds.
(2)<F7> The redemption fee only applies to shares sold within 3 months of their purchase date.
(3)<F8> Pursuant to the Distribution Plan and Agreement, the Fund may use up to 0.99% of its average daily net assets for distribution and shareholder servicing expenses.
(4)<F9> The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund and/or exchange traded fund in which it invests. Since "Acquired Fund Fees and Expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in the Expense Table herein will differ from that presented in the Financial Highlights.

EXAMPLE

   This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

             1 YEAR         3 YEARS         5 YEARS         10 YEARS
             ------         -------         -------         --------
              $652           $1,075          $1,523          $2,762

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

   The Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in equity securities of domestic and foreign companies of any size engaged in all sectors of the gold mining industry. If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

   The Fund may, in response to adverse markets, economic, political or other conditions, such as an unexpected level of shareholder purchases or redemptions, take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or be in a position to take advantage of better investment opportunities to achieve its investment objective that may come to the adviser's attention from time to time.

                            HOW WE INVEST OUR ASSETS

   When investing the Fund's assets, the Fund's investment adviser, Orrell Capital Management, Inc. ("OCM"), first considers the price of gold and whether it expects the price of gold to increase or decrease. OCM primarily invests in common stocks of senior gold producers and intermediate gold producers, and invests to a lesser extent in junior gold producers and exploration and development companies. The prices of common stocks of senior or "major" gold producers tend to be sensitive to changes in the price of gold. Senior gold producers are companies with more established producing mines than intermediate or junior gold producers. All such gold producers include companies involved in mining, processing or dealing in gold. OCM believes that because of gold's monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values.

   Because of OCM's emphasis on gold's monetary value, the Fund will only invest a small portion of its assets in securities of companies producing other precious metals. The Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins. When the Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value. The Fund may invest indirectly in gold bullion through the purchase of shares of exchange-traded funds that invest in gold bullion ("Gold ETFs"). In any event, the Fund may not invest more than 20% of its total assets in the investments described in this paragraph.

   A Gold ETF is a publicly-traded trust that acquires and holds underlying investments on a transparent basis. Because a Gold ETF has operating expenses and transaction costs, while the price of gold bullion does not, a Gold ETF will sell gold from time to time to pay expenses. This will reduce the amount of gold represented by each Gold ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold. Gold ETFs that invest in gold bullion generally are not regulated as investment companies under the Investment Company Act of 1940. An investment in a Gold ETF is subject to all of the risks of investing in the assets held by the Gold ETF. In addition, the market value of the shares of the Gold ETF may differ from their net asset value because the supply and demand in the market for shares of the Gold ETF at any point in time is not always identical to the supply and demand in the market for the underlying assets. Gold ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. Under certain circumstances, a Gold ETF could be terminated. Should termination occur, the Gold ETF could have to liquidate its holdings at a time when the price of gold is falling.

   OCM is a "bottom up" investor. This means it makes investment decisions on company specific factors. Among the company specific factors OCM considers are:

   o  sales and earnings growth

   o  the extent of ore holdings

   o  efficiency of mining operations

   o  melting and refinery costs

   o  capital adequacy to maintain and expand operations

   The Fund will sell a security if OCM believes a company's fundamentals will deteriorate or if it believes a company's stock has little potential for further appreciation. Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its "bottom up" analysis. For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

                               PORTFOLIO TURNOVER

   During the last five years, the Fund's annual portfolio turnover rate has not exceeded 100%. Based on this and on the nature of the Fund's investments, the Fund does not expect that its annual portfolio turnover rate will exceed 100%. Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period. Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                         PORTFOLIO HOLDINGS OF THE FUND

   The Statement of Additional Information ("SAI") for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                                     RISKS

   In addition to the principal risks identified in the front of this Prospectus, there are additional non-principal risks associated with an investment in the Fund. These non-principal risks include:

   O ADDITIONAL RISKS ASSOCIATED WITH PRECIOUS METALS PRODUCERS: OCM primarily invests in common stocks whose price is sensitive to changes in the price of gold. The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold. The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the four major gold producers outside of the United States (Australia, Canada, South Africa and the former U.S.S.R.). The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

   O SOUTH AFRICAN RISKS: The Fund invests in South African companies. These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

                             MANAGEMENT OF THE FUND

         ORRELL CAPITAL MANAGEMENT, INC. MANAGES THE FUND'S INVESTMENTS

   OCM is the Fund's investment adviser.  OCM's address is:

                    1536 Holmes Street, Livermore, CA  94550

   OCM has been in business since 1984. As the investment adviser to the Fund, OCM manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund paid OCM an annual advisory fee equal to 0.90% of its average net assets for the most recent fiscal year. The fee paid to OCM is based on the Fund's average net assets, beginning at 1.0% and decreasing as the assets of the Fund reach certain levels. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with OCM is available in the annual report of the Fund to shareholders for the most recent period ended November 30.

   Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund's portfolio. He is the Fund's principal portfolio manager. Mr. Orrell has been President of OCM since 1984.

   Timothy G. Church is the Fund's assistant portfolio manager. He is also the Fund's Vice President. Before Mr. Church joined OCM in November 2005, he co-founded TGRA Capital Management in New York in January 2004. At TGRA, he served as a portfolio manager, managing the natural resource positions in the TGRA Enterprise Fund (USA), L.P. Prior to TGRA, Mr. Church was a Vice President of TCW Asset Management Company (January 2002 to December 2003). While at TCW, Mr. Church's primary responsibilities were as an assistant portfolio manager of the TCW Enterprise Fund (USA), L.P. (now known as TGRA Enterprise Fund (USA), L.P.).

   The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

                               DISTRIBUTION FEES

   The Fund has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act of 1940, as amended. This Plan allows the Fund to use up to 0.99% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

   The price at which investors purchase shares of the Fund is called its offering price. The price at which shareholders redeem shares of the Fund is called its net asset value ("NAV"). The offering price is equal to the NAV at the time of purchase, plus any applicable sales charge. The Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on holidays and weekends. The Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. Short-term investments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost, which approximates market value. Short-term investments with 61 days or more to maturity at the time of purchase are generally valued at market value based on quotations received from market makers or other appropriate sources.

   The Fund's transfer agent will process purchase orders that it receives in good order and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the offering price (for purchases) and NAV (for redemptions) determined LATER THAT DAY. The Fund's transfer agent will process purchase orders that it receives in good order and redemption orders that it receives in good order AFTER the close of regular trading at the offering price (for purchases) and NAV (for redemptions) determined at the close of regular trading on the NEXT DAY the NYSE is open. A purchase or redemption request is considered to be "in good order" when all necessary information is provided and all required documents are properly completed, signed and delivered.

   When market quotations are not readily available or are deemed unreliable, the Fund values the securities that it holds at fair value as determined in good faith by OCM in accordance with procedures approved by the Fund's Board of Trustees. Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and
(d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, such as a material development regarding an investment in a foreign security, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

   The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, the Fund may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have any of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, in accordance with procedures approved by the Fund's Board of Trustees, OCM will establish a conversion rate for such currency. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days the NYSE is open. So, the value of the Fund's portfolio may be affected on days when the Fund does not calculate its NAV and investors cannot purchase or redeem Fund shares.

                                 SALES CHARGES

   The following table shows the amount of the sales charge you would pay when you purchase shares of the Fund:

                       SALES CHARGE AS A PERCENTAGE OF                               SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE     OFFERING PRICE   AMOUNT INVESTED     AMOUNT OF PURCHASE       OFFERING PRICE   AMOUNT INVESTED
------------------     --------------   ---------------     ------------------       --------------   ---------------
Less than $100,000         4.50%             4.71%          $500,000 to $999,999          2.00%            2.04%
$100,000 to $249,999       3.00%             3.09%          $1,000,000 or more            None             None
$250,000 to $499,999       2.50%             2.56%

   In order to obtain a breakpoint discount or waive the sales charge on your Fund purchases, it may be necessary at the time of purchase for you to inform and provide certain information to the Fund or your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. As described below, you may combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the sales charge schedule through a "right of accumulation" or through a "statement of intent." If you or your financial intermediary seeks to qualify purchase orders to take advantage of the breakpoints or to eliminate the sales charge through a right of accumulation or statement of intent, you must identify such orders and account numbers and, if necessary, support their qualification for the reduced or eliminated sales charge, at the time the purchase is made.

                           REDUCING THE SALES CHARGE

   You may be able to reduce or waive the sales charges on your Fund purchases through an "accumulation right" or through a statement of intent. If you or your broker seeks to qualify purchase orders for a reduction or elimination of the Fund's initial sales charge, you must identify such orders and account numbers and, if necessary, support their qualification for the reduced or eliminated sales charge, at the time the purchase is made. When opening an account, please request and complete the appropriate form for seeking the reduction or elimination of the sales charge which may be obtained from the Fund by calling 1-800-628-9403 or from your financial intermediary. For more information about reduced sales charges, consult your financial intermediary or the Fund's distributor, Syndicated Capital, Inc. (the "Distributor"), and refer to the Fund's SAI. The Fund does not have an Internet web site and, therefore, does not make information about reduced sales charges available on the Internet.

                            NET ASSET VALUE PURCHASE

   You may purchase shares of the Fund at NAV (without a sales charge) if you:

   o   Invest $1,000,000 or more in the Fund.

   o Purchase Fund shares in an amount not exceeding the amount of Fund shares which you previously owned and redeemed.

   o   Or members of your family are:

       a.  Officers or Trustees of OCM Mutual Fund; or

       b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or the Fund's investment adviser.

   o Are a broker, dealer or other financial intermediary that has a selling arrangement with the Fund.

   o Are an investment adviser investing on behalf of your discretionary accounts.

The Fund may waive the sales charge for other investors in its sole discretion



                               PURCHASING SHARES

HOW TO PURCHASE SHARES OF THE FUND

   1.  Read this Prospectus carefully.

   2. Determine how much you want to invest keeping in mind the following minimums:

       A.  NEW ACCOUNTS
           o  Individual Retirement Accounts
                and qualified retirement plans                          $  100
           o  Automatic Investment Plan                                 $  100
           o  All other accounts                                        $1,000

       B.  EXISTING ACCOUNTS
           o  Dividend reinvestment                                 No Minimum
           o  All accounts                                                 $50

   3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, fill out the reinvestment slip at the bottom of your statement, or prepare a brief letter stating the registration of your account, the name of the Fund and your account number. If you have any questions, please call 1-800-628-9403.

   4. Make your check payable to the "OCM Gold Fund". All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash, third party checks, money orders, traveler's checks, starter checks, credit card checks or other checks deemed to be high risk. UMB FUND SERVICES, INC. ("UMBFS"), THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. YOU WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. (THE FUND MAY REDEEM SHARES YOU OWN AS REIMBURSEMENT FOR ANY SUCH LOSSES. THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER FOR SHARES OF THE FUND.)

   5.  Send the Purchase Application and check to:

                                             Overnight Delivery Address:
       OCM Gold Fund                         OCM Gold Fund
       P.O. Box 1328                         803 W. Michigan St., Suite A
       Milwaukee, WI  53201-1328             Milwaukee, WI  53233

   6.  Purchasing Shares By Wire:

       You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. For initial purchases by wire, you must call UMBFS at 1-800-628-9403 for instructions on setting up an account. Then, provide your bank with the following information for purposes of wiring your investment:

       UMB Bank, N.A.                     For further credit to:
       ABA #101000695                       Investor Account #_______________
       For credit to OCM Gold Fund          Name or Account Registration
       Acct. #9871062791                    SSN or TIN

       You must mail a completed Purchase Application to UMBFS after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM SELECTED DEALERS

   You may purchase shares of the Fund through brokers or dealers ("Selected Dealers") who have a sales agreement with the Distributor. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Fund. The Selected Dealers may charge fees to their customers for the services they provide them.

   Selected Dealers are authorized to accept purchase orders on behalf of the Fund. This means that the Fund will process the purchase order at the offering price which is determined following the Selected Dealer's receipt of the customer's purchase order. Your purchase order must be received in good order by the Selected Dealer before the close of regular trading on the NYSE to receive that day's share price. The Selected Dealer is responsible for placing purchase orders promptly with UMBFS and for forwarding payment in accordance with instructions of the Fund or our Distributor.

AUTOMATIC INVESTMENT PLAN ("AIP") INFORMATION

   The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per day by Automated Clearing House ("ACH").

   o Automatic purchases of Fund shares can be made for as little as $50 per month.

   o You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

   o The Fund does not currently charge a fee for an AIP, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.

   o If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

   o Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion signature guarantee.

   o Your AIP purchases will be confirmed on your quarterly and year-end statements. Should you have any questions about your AIP investments, please call 1-800-628-9403.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

   In order to ensure compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the Fund is required to obtain the following information for all registered owners:

   o  Full name

   o  Date of birth

   o  Social security number

   o  Permanent street address (P.O. Box is not acceptable)

   o  Corporate accounts require additional documentation

   Please note that your application will be returned if any information is missing.

   The Fund may reject any share purchase application for any reason. Shares of the Fund are generally available for purchase in all states.

   The Fund will send investors a written confirmation for all purchases of shares.

   The Fund offers the following retirement plans:

   o  Traditional IRA         o  Roth IRA

   Investors can obtain further information about the IRAs by calling the Fund at 1-800-628-9403. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

   1.  Prepare a letter of instruction containing:

       o   the name of the Fund

       o   account number(s)

       o   the amount of money or number of shares being redeemed

       o   the name(s) on the account

       o   daytime phone number

       o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance, at 1-800-628-9403 if you have any questions.

   2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

   3. Have the signatures Medallion guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

       o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

       o The redemption proceeds are to be sent to an address other than the address of record

       o   The redemption proceeds exceed $50,000.

   THE FINANCIAL INSTITUTION WHERE YOU RECEIVE YOUR SIGNATURE GUARANTEE MUST BE A PARTICIPANT IN THE SECURITIES TRANSFER ASSOCIATION MEDALLION PROGRAM (STAMP). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

   4.  Send the letter of instruction to:

                                          Overnight Delivery Address:
       OCM Gold Fund                      OCM Gold Fund
       P.O. Box 1328                      803 W. Michigan St., Suite A
       Milwaukee, WI  53201-1328          Milwaukee, WI  53233

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

   1. Instruct UMBFS that you want the option of redeeming shares by telephone. This can be done by writing to UMBFS requesting this option, in which case a Medallion signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone redemption privileges.

   2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

   3.  Call UMBFS at 1-800-628-9403.  PLEASE DO NOT CALL THE FUND OR OCM.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS

   You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) Selected Dealers will process redemption orders that they receive in good order prior to the close of regular trading on the NYSE at the NAV determined that day. The Selected Dealer is responsible for placing redemption orders promptly with UMBFS and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

   o You may arrange to make monthly, quarterly or annual redemptions of $100 or more.

   o Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the NAV.

   o Your SWP may be made on the 5th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day.

   o The 1.5% redemption fee does not apply to shares redeemed through this plan.

   o   Proceeds paid by wire will be charged a $15 fee.

PAYMENT OF REDEMPTION PROCEEDS

   The redemption price per share you receive for redemption requests is the next determined NAV after:

   1. UMBFS receives your written request in good order with all required information.

   2. UMBFS receives your authorized telephone request with all required information.

   3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMBFS.

   For those shareholders who redeem shares by mail or telephone, UMBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information. Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.

OTHER REDEMPTION POLICIES

   Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures that discourage frequent purchases and redemptions of Fund shares by:

   1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that OCM believes might engage in frequent purchases and redemptions of Fund shares, based on any unusual trading activity by such investor and/or such investor's trading history; and

   2. Imposing a 1.50% redemption fee on redemptions occurring within 3 months of the share purchase.

   The redemption fee does not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), or (3) shares redeemed through SWPs, but otherwise applies to all investors in the Fund, including those that invest through "omnibus accounts" at intermediaries such as investment advisers, broker-dealers and third-party administrators.

   While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

OTHER REDEMPTION CONSIDERATIONS

   When redeeming shares of the Fund, shareholders should consider the following:

   1.  The redemption may result in a taxable gain.

   2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   3. The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

   4. If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   5. UMBFS will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures Medallion guaranteed.

   6. The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and UMBFS may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor UMBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

   7. If your account balance falls below $500 because you redeem shares, you may be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

   8. The Fund may pay redemption requests "in kind". This means that the Fund will pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

   O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gain distributions will be reinvested in additional Fund Shares.

   O ALL CASH OPTION - Both dividend and capital gain distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-800-628-9403.

   The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gain (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gain). In managing the Fund, OCM considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods ended November 30, 2006 and November 30, 2005 were audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request. The financial highlights for the periods ended prior to November 30, 2005 were audited by another independent registered public accounting firm.

                                                                           FOR THE YEARS ENDED
                                                   11/30/06       11/30/05       11/30/04       11/30/03       11/30/02
                                                   --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                  $12.85         $12.76         $14.46         $ 7.53         $ 4.71
                                                    ------         ------         ------         ------         ------
Income from Investment Operations:
  Net Investment Loss                                (0.29)         (0.18)         (0.18)         (0.12)         (0.09)
  Net Realized and Unrealized
  Gain (Loss) on Investments
  and Foreign Currency Transactions                   7.88           0.69          (1.30)          7.05           2.91
                                                    ------         ------         ------         ------         ------
Total from Investment Operations                      7.59           0.51          (1.48)          6.93           2.82
                                                    ------         ------         ------         ------         ------
Less Distributions:
  Dividends from net investment income                  --          (0.11)         (0.01)            --             --
  Distribution from net realized gains                  --          (0.31)         (0.21)            --             --
                                                    ------         ------         ------         ------         ------
Total Distributions                                     --          (0.42)         (0.22)            --             --
                                                    ------         ------         ------         ------         ------
Net Asset Value, End of Year                        $20.44         $12.85         $12.76         $14.46         $ 7.53
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL RETURN*<F10>                                  59.07%          4.34%       (10.31)%         92.03%         59.87%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)                 $119,756        $78,528        $80,202        $84,230        $35,109
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                  2.07%          2.24%          2.15%          2.39%          2.66%
  Before Waivers and Reimbursements                  2.07%          2.24%          2.17%          2.39%          2.66%
Ratio of Net Investment Loss
to Average Net Assets:
  Net of Waivers and Reimbursements                (1.64)%        (1.51)%        (1.58)%        (1.42)%        (1.46)%
  Before Waivers and Reimbursements                (1.64)%        (1.51)%        (1.60)%        (1.42)%        (1.46)%
Portfolio Turnover Rate                                20%             5%            12%            17%            32%

*<F10>    Assumes no sales charge.

                                OCM MUTUAL FUND
                                 PRIVACY POLICY

COMMITMENT TO CONSUMER PRIVACY

   From our first day of operation, OCM Mutual Fund (the "Trust") has been committed to handling investor information responsibly.

   We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION

   The Trust collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and is allowed by law. We only use such information to enhance, evaluate or modify a consumer's relationship with the Trust to administer shareholder accounts, or to identify specific financial needs and to provide consumers with information about the Trust and related products and services. We do not sell personal information about consumers to third parties for their independent use.

   Consumer information collected by, or on behalf of, the Trust generally comes from the following sources:

   O Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Trust;

   O   Transaction history of a shareholder's account; or

   O   Third parties.

   We may disclose consumer information to third parties who are not affiliated with the Trust;

   O as permitted by law, for example with service providers who maintain or service customer accounts for the Trust or to a shareholder's broker/dealer, or

   O to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

   We require service providers to the Trust:

   O to maintain policies and procedures designed to assure only appropriate access to information about customers of the Trust;

   O to limit the use of information about customers of the Trust to the purposes for which the information was disclosed, or as otherwise permitted by law; and

   O to maintain physical, electronic procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Trust.

                           Not part of the Prospectus.

   To learn more about the Fund you may want to read the Fund's SAI which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

   You also may learn more about the Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

   The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403. The Fund does not have an Internet web site and, therefore, does not make its SAI and annual and semi-annual reports available on the Internet.

   Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

                                 OCM Gold Fund
                               1536 Holmes Street
                              Livermore, CA  94550
                                 (800) 628-9403

   The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102

   Please refer to the Fund's Investment Company Act File No. 811-04010, when seeking information about the Fund from the Securities and Exchange Commission.